Accrued Expenses and Other Current Liabilities	12 Months Ended
Dec. 31, 2025
Accrued Liabilities and Other Liabilities [Abstract]
Accrued expenses and other current liabilities

12. Accrued expenses and other current liabilities

Accrued expenses and other current liabilities consisted of the following:

	As of December 31,
	2025	2024
	In thousands of USD
Salary payable	$1,641	$1,477
Acquisition in long term investment[1]	543	-
Accrued service fees	1,209	-
Others	11	150
Total	$3,404	$1,627

[1]	It represents the equity investment in two third-party companies, for which the relevant equity registration procedures have been completed, but the corresponding capital contribution has not been fully paid. The Company has paid $0.2 million as of the date of this annual report. The remaining amount will be paid before June 30, 2026.